BlackRock Funds III

BlackRock Cash Funds: Institutional

(the “Fund”)

Supplement dated October 16, 2020 to the Statement of Additional Information of the Fund, dated April 29, 2020, as supplemented to date

Effective immediately, the Statement of Additional Information of the Fund is amended as follows:

The section entitled “Investments and Risks” in the Fund’s Statement of Additional Information is amended to add the following in its appropriate alphabetical order:

Environmental, Social and Governance (“ESG”) Integration. Although BlackRock Cash Funds: Institutional does not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in the Fund’s prospectus, BlackRock will consider ESG characteristics in the credit research and investment process for BlackRock Cash Funds: Institutional. All securities purchases by BlackRock Cash Funds: Institutional are selected from approved lists maintained by BlackRock. All instruments on an approved list used by BlackRock Cash Funds: Institutional have met the minimal credit risk requirement of Rule 2a-7. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. BlackRock considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary BlackRock research across environmental, social and governance risk and opportunities regarding an issuer.

ESG characteristics are not the sole consideration when making investment decisions for BlackRock Cash Funds: Institutional. BlackRock Cash Funds: Institutional may invest in issuers that do not reflect the beliefs or values with respect to ESG of any particular investor. BlackRock will consider those ESG characteristics it deems relevant or additive when making investment decisions for BlackRock Cash Funds: Institutional. The ESG characteristics utilized in BlackRock Cash Funds: Institutional’s investment processes may evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. While BlackRock views ESG considerations as having the potential to contribute to BlackRock Cash Funds: Institutional’s long-term performance, there is no guarantee that such results will be achieved.

BlackRock Cash Funds: Institutional may incorporate certain specific ESG considerations into its investment objective, strategies and/or processes, as described in BlackRock Cash Funds: Institutional’s prospectus.

Shareholders should retain this Supplement for future reference.

SAI-CF-INST-1020SUP